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                                                                 EXHIBIT 10.6(a)











                                 LEASE AGREEMENT

                                     BETWEEN

                            P & T PROPERTIES, L.L.C.
                                     LESSOR

                                       AND

                        DIRECT SALES INTERNATIONAL, L.P.
                                     LESSEE

                               FOR OFFICE SPACE AT

                                 HERITAGE PLAZA
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STATE OF:     Georgia

COUNTY OF:    Cobb

    THIS LEASE AGREEMENT, dated this                     day of
                         , 19    , by and between P & T Properties, L.L.C.
whose address for purposes hereof is Suite 106, 2550 Heritage Court, N.W. Atlanta, Georgia 30339 (hereinafter called "Lessor"), and Direct Sales International, L.P. whose address for purposes hereof is Suite 106, 2550 Heritage Court, N.W. Atlanta, Georgia 30339 (hereinafter called "Lessee"):


                                   WITNESSETH:

                                    PREMISES

DESCRIPTION OF
PREMISES                1.   Subject to and upon the terms, provisions and
                        conditions herein set forth, Lessor does hereby lease, demise, and rent to the Lessee and the Lessee does hereby lease, demise and rent from the Lessor the following described space in located in LL 879, 17th District, 2nd Section of Cobb County, Georgia as shown in Exhibit B attached hereto and as further described below:

                        19,564 square feet of office space located on the first floor of the above described office building.



ACCEPTANCE OF
PREMISES                2.   Lessor or Lessor's agents have made no
                        representations or promises with respect to the said building, leased premises, or this Agreement except as herein expressly set forth. The taking possession of the leased premises by Lessee shall be conclusive evidence, as against Lessee, that Lessee accepts same "as is" and that said premises and the building of which the same form a part are suited for the use intended by Lessee and were in good and satisfactory condition at the time such possession was so taken.

                                      TERM

TERM                    3.   Subject to and upon the conditions set forth
                        herein, or in any exhibit or addendum hereto, this Lease shall continue in force for a term of approx. five (5) years, beginning, at midnight, on the 30th day of September, 1996, and ending, at midnight, on the day of September 30, 2001, unless sooner terminated as herein provided.

COMMENCEMENT            4.   The date on which possession of the leased premises
                        is taken by Lessee will establish the commence of rent on this Lease if possession is taken before the 15th day of October, 1996. If for any reason Lessor fails to deliver the leased premises ready for occupancy on the above date, this Lease shall remain in full force and effect and Lessor shall have no liability to Lessee due to delay in occupancy and rental shall commence when said premises are ready for occupancy. If a delay in having premises ready for occupancy is occasioned by Lessee, or leased premises are ready for occupancy on the above date but Lessee does not take occupancy, rental in either case will commence as of the above date.

SURRENDER OF PREMISES   5.   Upon the expiration or other termination of this
                        Lease, Lessee shall quit and surrender to Lessor the
                        premises, broom clean, in the same condition as at the
                        commencement of the term, natural wear and tear only
                        excepted, and Lessee shall remove all of its property.
                        Lessee's obligation to observe or perform this covenant
                        shall survive the expiration or other termination of
                        this Lease. If the last day of the term of this Lease or
                        any renewal thereof falls on Sunday, this Lessee shall
                        expire on the business day immediately preceding.
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                                      RENT

MONTHLY RENT            6.   As consideration for this Lease and the services to
                        be provided herein by Lessor, Lessee shall pay to Lessor at its offices as stated above or at such other place as Lessor shall designate in writing to Lessee, promptly on the first day of each month, in advance, during the term of this Lease, a monthly base rental of Twenty-two
                        Thousand, Eight Hundred twenty-four & 67/100
                        Dollars ($22,824.67) (the "Base Rental"), except as otherwise provided herein.

ESCALATION OF BASE
RENTAL                  7.   Lessor and Lessee agree that the amount of the Base
                        Rental payable under this Lease shall be increased during the term of this Lease in the manner hereinafter provided as soon as practicable after January 1 of each year during the term of this Lease (such dates being hereinafter collectively called "Adjustment Dates") to reflect any increase in the costs of goods and services necessary to the operation and maintenance of the building in which the leased premises is located. On the first Adjustment Date (as soon as practicable after January 1, 1997), Lessor shall provide Lessee a copy of the Consumer Price Index for All Urban Consumers, U.S. City Average for All Items (1967=100) published by the Bureau of Labor Statistics of the U.S. Department of Labor (hereinafter referred to as the "Index") for the month of December, 1995, and for the month of December, 1996 If the Index for the Month of December, 1996, is greater than the Index for December, 1995, Lessee shall also receive a notice from Lessor showing the amount of the monthly Base Rental for the calendar year 1997. Said monthly Base Rental for 1997 shall be computed by multiplying the monthly Base Rental by a fraction, the denominator of which shall be the Index for December, 1995 and the numerator of which shall be the Index for December, 1996. On each subsequent Adjustment Date during the term of this Lease, Lessee shall receive the Index for the month of December of the immediately preceding calendar year (the "Current Index") and the Index for the month of December of this calendar year one year prior to the immediately preceding calendar year ("Last Year's Index"). If the Current Index is greater than Last Year's Index, the Monthly Base Rental then in effect shall be increased for the current calendar year and succeeding years, retroactively to January 1, of such current calendar year, to an amount computed by multiplying the then Base Rental (inclusive of any prior adjustment) by a fraction, the denominator of which shall be the Last Year's Index and the numerator of which shall be the Current Index. In no event shall the Base Rental, as increased in accordance herewith, be decreased or adjusted downwards. If the Index shall no longer be published or cannot, following any change in the base year thereof, be appropriately adjusted, then another Index recognized as authoritative shall be substituted therefor by Lessor. Within ten (10) days after each Adjustment Date or as soon as practical Lessor shall provide new rental amount to Lessee. Lessee shall make immediate payment to Lessor of such amount being the increase in Base Rental and continue paying the new monthly rental until the next adjustment period.

ADDITIONAL RENTAL       8.   All payments, other than those previously specified
                        above, as required in this Lease by Lessee to Lessor shall be deemed to be and shall become additional rent hereunder, whether or not the same shall be designated as such, and shall be due and payable along with usual rental payments subject to the same conditions and remedies as exist for said rental payments.

SECURITY DEPOSIT        9.   Prior to occupancy, Lessee will pay to Lessor as a
                        security deposit, the amount of None Dollars ($-0-)
                        Such deposit is refundable to Lessee within 30 days following satisfactory completion of all the terms of this Lease and provided that no defective conditions, other than normal wear and tear, are left unrepaired by Lessee and that Lessee does not owe Lessor any debts.
                        Any portion of said deposit not required to reimburse
                        Lessor for Lessor's expense in repairing defective conditions caused by Lessee or for paying amounts owed by Lessee to Lessor, shall be refunded to the Lessee as provided above.

LATE CHARGES            10.  Any rental due Lessor under this Lease shall be
                        considered past due for purposes hereof on the fifth day
                        of any month, and shall incur a monthly service charge
                        of 1-1/2% per month for that and each subsequent month
                        past due. Any other amounts payable to Lessor under this
                        Lease, with the exception of rent, shall be considered
                        past due 30 days from Lessor's billing date and shall
                        incur a monthly service charge of 1-1/2% for that and
                        each subsequent month past due. (A monthly rate of
                        1-1/2% is equivalent to an annual percentage rate of
                        18%.)
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                                   ALTERATIONS

LESSEE'S ALTERATIONS    11.  Lessee hereby agrees that prior to the commencement
                        of alterations to premises by a contractor other than Lessor's, Lessor shall approve in writing said alterations to be made and said contractor hired to perform said alterations. Any alterations so made shall be of a quality equal to or exceeding building standard.
                        Lessor hereby reserves the right to require said contractor to provide lien waivers and liability insurance covering said alterations to be performed and such other instruments as may be necessary to protect
                        Lessor in such instances. Upon termination of the Lease, all erections, additions, alterations, fixtures and improvements, whether temporary or permanent in character (excepting Lessee's moveable trade fixtures and office furniture removed in compliance with Paragraph 20 of the Lease) made in or upon the leased premises, either by the Lessee or the Lessor, shall be the Lessor's property and shall remain upon said premises without any compensation to Lessee.

                               PROVIDED BY LESSOR

SERVICES OF LESSOR      12.  The Lessor hereby covenants that it will, without
                        charge, at the proper season, during reasonable hours
                        (8:00 A.M. to 6:00 P.M., Mondays through Fridays and
                        Saturdays from 8:00 A.M. to 1:00 P.M.) furnish electric current, air conditioning and heat in its judgment sufficient to reasonably cool or heat the premises, cessation caused by strike, accident or reasonable necessity excepted. Lessor will also cause the leased premises (except where the same consist of retail space) to be cleaned and generally cared for by its janitor in accordance with the standards of the building, cessation caused by strike, accident or reasonable necessity excepted. Lessor will also pay the water rate for water reasonably used on the leased premises. It will also furnish electric current to the leased premises for lighting and business machine purposes only, such as electric typewriters, adding and small calculating machines. Electric current and installation for electronic data processing type equipment shall be at the cost of the Lessee. In no event shall the Lessor be liable for damages from the stopping of service or for any of the fixtures or equipment in said building being out of repair, or for injury to persons or property caused by any defects in the heating, electric, air conditioning equipment or water apparatus, or for any damages arising out of the failure to furnish said heating or air conditioning, water, janitor service or electric current. Lessor shall provide a reasonable amount of parking area, without charge, for Lessee's employees and visitors in areas, as are designated by Lessor from time to time, in the vicinity of the building in which the leased premises are situated. In the event the Lessee utilizes the services provided by Lessor as specified in this Paragraph in amounts or for periods in excess of that provided herein, or in the event the Lessee utilizes electric current or other utilities in excess of the amount which would be typically utilized by a normal business office use of the leased premises, then the Lessor shall have the right to charge Lessee as additional rent a reasonable sum as reimbursement for the direct cost of such additional use or services. In the event of a disagreement at the reasonableness of the amount of such additional rent, the opinion of a qualified local independent professional engineer selected by Lessor shall be binding upon Lessor and Lessee.

REPAIRS BY LESSOR       13.  Lessor shall have no duty to Lessee to make any
                        repairs or improvements to the leased premises except
                        structural repairs necessary for safety and
                        tenantability, and then only if not brought about by any
                        act or neglect of Lessee, its agents, employees or
                        visitors. The Lessor shall not be liable to the Lessee
                        for any damage caused to the Lessee and its property due
                        to the building or any part or appurtenances thereof
                        being improperly constructed or being or becoming out of
                        repair, or arising from the leaking of gas, water, sewer
                        or steam pipes, or from electricity. Lessee agrees to
                        report immediately in writing to Lessor any defective
                        condition in or about the leased premises known to
                        Lessee, and a failure to so report shall make Lessee
                        liable to Lessor for any expense or damage to any
                        property, at any time, in said leased premises or
                        building, from gas, smoke, water, rain, ice, or snow,
                        which may leak into, issue or form from any part of said
                        building of which the premises hereby leased are part,
                        or from the pipes of plumbing work of the same, or from
                        any other place or quarter.
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                       REGARDING LESSEE'S USE OF PREMISES

USE OF PREMISES         14.  The premises shall be used and occupied by Lessee
                        solely for the purpose of office space, unless other uses are specifically stated and authorized herein. The premises shall not be used for any illegal purpose nor in violation of any valid regulation of any governmental body, not in any manner to create any nuisance or trespass.

QUIET ENJOYMENT         15.  If Lessee shall pay the rent reserved herein and
                        other amounts to be paid by Lessee to Lessor, and well and faithfully keep, perform and observe all of the covenants, agreements and conditions herein stipulated to be kept, performed and observed by Lessee, Lessee shall at all times during the term of this Lease have the peaceable and quiet enjoyment of said premises without hindrance of Lessor or any person lawfully claiming under Lessor, subject, however, to the terms of this Lease and any mortgage provided for in Paragraph
                        30.

ASSIGNMENT AND
SUBLETTING              16.  Lessee may not, without the prior written consent
                        of Lessor and after first offering to return the premises to Lessor, assign this Lease or any interest thereunder, or sublet the premises or any part thereof, or permit the use of the premises by any party other than the Lessee. Consent to one assignment or sub-lease shall not destroy or waive this provision and all later assignments and sub-leases shall likewise be made only upon the prior written consent of the Lessor.
                        Sub-tenants or Assignees shall become liable to the Lessor for all obligations of the Lessee hereunder, without relieving the Lessee's liability hereunder. No assignment or subletting shall apply or be permitted other than during the initial term of this Lease.
                        Options or extensions, if any, are available exclusively to Lessee.

REPAIRS BY LESSEE       17.  Lessee shall, at its own expense, keep and maintain
                        the said premises and appurtenances and every part thereof in good order and repair except portions of the premises to be repaired by Lessor as provided herein.
                        The Lessee shall make no alterations in, or additions to the premises without first obtaining in writing the Lessor's written consent for such alterations or additions, which shall be at the sole cost of the Lessee. Any such alterations, additions or improvements which shall be made by either Lessor or Lessee and attached to the premises, including carpet, shall be the property of Lessor and shall remain upon and be surrendered with the premises as a part thereof at the termination of this Lease, without disturbance, molestation, or injury.

PROPERTY OF LESSEE      18.  Lessee may (if not in default hereunder) prior to
                        the expiration of this Lease, or any extension thereof,
                        remove all moveable trade fixtures and office furniture
                        which it has placed in the leased premises, provided
                        Lessee repairs all damages to the leased premises caused
                        by such removal; provided, however, that the Lessor
                        shall have at all times a valid first lien for all
                        rentals and other sums of money to become due hereunder
                        from the Lessee and to secure the performance by the
                        Lessee of each and all of the covenants, agreements and
                        conditions hereof, upon all of the personal property of
                        the said Lessee situated in the leased premises, and
                        said property shall not be removed therefrom without the
                        consent of the Lessor until all arrearages in rent as
                        well as any and all other sums of money to become due
                        hereunder shall first have been paid and discharged and
                        until this Lease and all of the covenants, agreements
                        and conditions hereof have been fully performed by
                        Lessee, provided further that the lien herein granted
                        may be foreclosed in the manner and form provided by law
                        for the foreclosure of chattel mortgages or in any other
                        manner provided by law. The statutory lien for rent is
                        not waived, the express contractual lien herein granted
                        being in addition and supplementary thereto. If the
                        Lessee shall fail to remove all effects from said leased
                        premises upon termination of this Lease for any cause
                        whatsoever, Lessor may at its option remove the same in
                        any manner that the Lessor shall choose, store said
                        effects without liability to the Lessee for loss
                        thereof, and the Lessee agrees to pay the Lessor on
                        demand any and all expenses incurred in such removal,
                        including court costs and attorney fees and storage
                        charges on such effects for any length of time the same
                        shall be in the Lessor's possession, or the Lessor may
                        at its option without notice sell said effects or any
                        part of the same at the private sale and without legal
                        process for such price as the Lessor may obtain, and
                        apply the proceeds of such sale upon any amounts due
                        under this Lease from the Lessee to the Lessor and upon
                        the expense incident to the removal and sale of said
                        effects.
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DAMAGE OR THEFT OF
PERSONAL PROPERTY       19. Lessee agrees that all personal property brought
                        into the premises shall be at the risk of the Lessee only and that the Lessor shall not be liable for theft thereof or any damage thereto occasioned from any acts of co-tenants, or other occupants of said building or any other person.

GENERAL LIABILITY
OF LESSEE               20. The Lessee agrees to indemnify and hold the Lessor
                        harmless from any injury, expense, damages or claims, whether due to damage to the premises, claims for injuries to the person or property of any other tenant of the building or of any other person rightfully in or about said building for any purpose whatsoever, or administrative or criminal action by a governmental authority, where such injury, expense, damages or claims result either directly or indirectly from the negligence, misconduct or breach of any provision of this Lease by the Lessee, his agent, servants, or employees, or of any other persons entering upon the leased premises under express or implied invitation of the Lessee. The Lessee further agrees to reimburse the Lessor for any costs or expenses, including attorney's fees, which the Lessor may incur in investigating, handling or litigating any such claim by a third person or any action by a governmental authority.

ABANDONMENT OF
PREMISES 21. Lessee agrees not to abandon or vacate the leased premises during the period of this Lease without the prior written approval of Lessor.

RE-LETTING BY LESSOR    22,  Lessor, as Lessee's agent, without terminating this
                        Lease, upon Lessee's breaching this contract, inclusive of abandonment, may at Lessor's option enter upon and rent the leased premises at the best price obtainable by reasonable effort, without advertisement and by private negotiations and for any term Lessor deems proper.
                        Lessee shall be liable to Lessor for the deficiency, if any, between Lessee's rent hereunder and the price obtained by Lessor on re-letting.

HOLDING OVER            23.  In the event of holding over by Lessee subsequent
                        to the expiration or other termination of this Lease and without regard to Lessor's acquiescence or consent, Lessee shall pay as liquidated damages a monthly rent double the monthly rent payable immediately prior to such expiration or termination of this Lease for the duration of such period. Additionally, during such holding over with Lessor's acquiescence and without any express agreement of the parties, the Lessee shall be a tenant on a month-to-month basis which tenancy shall be terminated absolutely and without remedy upon thirty
                        (30) days written notice of such intent by either party.
                        There shall be no renewal of this Lease by operation of law.

GOVERNMENTAL
REQUIREMENTS            24.  Lessee agrees, at its own expense, to promptly
                        comply with all requirements of any legally constituted public authority made necessary by reason of Lessee's occupancy of said premises.

EMINENT DOMAIN          25.  If the whole of the leased premises or such portion
                        thereof as will make the premises unusable for the purposes herein leased, be condemned by any legally constituted authority for any public use or purpose, then in either of said events the term hereby granted shall cease from the time when possession thereof is taken by public authorities, and rental shall be accounted for as between Lessor and Lessee as of that date. Any lesser condemnation shall in no way affect the respective rights and obligations of Lessor and Lessee hereunder. It is expressly agreed that the Lessee shall not have any right or claim to any part of any award made to or received by the Lessor for such taking.

DESTRUCTION OF
DAMAGED PREMISES        26.  If the premises are totally destroyed (or so
                        substantially damaged as to be untenantable) by storm, fire, earthquake, or other casualty, this Lease shall terminate as of the date of such destruction or damage, and rental shall be accounted for as between Lessor and Lessee as of that date. If the premises are damaged but not rendered wholly untenantable by any such casualty or casualties, rental shall abate in such proportion as the use of the premises has been destroyed until the Lessor has restored the premises to substantially the same condition as before damage, whereupon full rental shall recommence. Nothing contained herein shall require
                        Lessor to make such restoration, however, if not deemed advisable in its judgment. Lessor shall make its intentions to restore or not to restore said premises to original condition known to Lessee in writing, within 90 days of such occurrence. If Lessor decides against such reconstruction or fails to provide such notice, Lessee may, at its option, cancel this Lease, in which event rent shall be apportioned and paid up to and including the date the leased premises became untenantable if terminated by Lessor, but up to and including the date of termination if terminated by Lessee. If any such repairs, alterations, removal, construction, reconstruction or improvement shall be required by reason of Lessee's use or occupancy of the leased premises, then such action shall be by and at Lessee's expense, and there shall be no termination under said conditions. If renovation be required of the Lessor due to government order or authority not occasioned by Lessee's tenancy, the above provisions shall apply except that Lessor shall have ninety (90) days to comply with same.

CASUALTY INSURANCE      27.  Lessor shall at all times during the term of this
                        Lease, at its expense, maintain a policy or policies insuring said building against loss or damage by fire, explosion, or other hazards and contingencies provided that Lessor shall not be obligated to insure any furniture, equipment, machinery, goods or supplies not covered by this Lease which Lessee may bring or obtain upon the leased premises, or any additional improvements which Lessee may construct thereon. If the annual premiums payable by Lessor for such casualty insurance exceed the standard premium rates due to actions or additional hazards created as a result of Lessee's occupancy. Lessee shall upon receipt of appropriate premium invoices reimburse Lessor for such increase in premiums.

RENOVATION BY LESSOR    28.  If Lessor shall deem it necessary to effect
                        renovations or redecorations of the building in which the leased premises are located, such action shall be made at Lessor's expense and shall not in any way affect
                        Lessee's obligations under this Lease, and Lessee waives all claim for injury, damage or abatement of rent because of such repair, alteration, removal, construction, reconstruction or improvement, provided, however, if such action by Lessor shall render the leased premises untenantable and if Lessor cannot complete such acts within sixty (60) days, either Lessor or Lessee may terminate this Lease, in which event rent shall be apportioned and paid up to and including the date the leased premises became untenantable if terminated by Lessor, but up to and including the date of termination if terminated by Lessee. If any such repairs, alterations, removal, construction, reconstruction or improvement shall be required by reason of Lessee's use or occupancy of the leased premises, then such action shall be by and at Lessee's expense, and there shall be no termination under said conditions. If renovation be required of the Lessor due to governmental order or authority not occasioned by Lessee's tenancy, the above provisions shall apply except that Lessor shall have ninety (90) days to comply with same.

ENTRY BY LESSOR         29.  Lessor may enter the premises at reasonable hours
                        to exhibit the same to prospective purchasers or tenants, to inspect the premises to see that the Lessee is complying with all its obligations hereunder, and to make repairs required of Lessor under the terms hereof or repair to Lessor's adjoining property.

MORTGAGEE'S RIGHTS      30.  This Lease is subject and subordinate in all
                        respects to all first deeds to secure debt and mortgages which may now or hereafter affect Lease or be placed on all or any part of the demised premises. Lessee, at the request of the holder of any such deed to secure debt or mortgage, will attorn within ten (10) days after being so requested, to said holder or to the party designated by said holder, as its direct tenant, and Lessee will execute and deliver any certificate to such effect that such holder or designated party may request. Lessee also agrees that, in the event of such attornment, any payment of rent hereunder by Lessee more than one month in advance shall not be binding as against such holder if a new and identical lease between such holder or its designee, as Lessor, and Lessee, as tenant, had been entered into for the remainder of the term hereof.

EXTERIOR SIGNS          31.  Lessee shall not paint or place signs upon the
                        windows or corridor doors of the premises except with the consent of the Lessor and Lessee shall place no signs upon the outside walls or the roof of the premises or building.

RULES AND REGULATIONS   32.  The Rules and Regulations in regard to the
                        building, attached hereto as Exhibit A, and all rules and regulations which Lessor may hereafter, from time to time, adopt and promulgate for the government and management of said building, are hereby made a part of this Lease and shall, during the said term, be in all things observed and performed by the Lessee and by the Lessee's clerks, employees, servants, and agents. Lessee does hereby accept and agree to abide by and uphold the Rules and Regulations as shown in Exhibit A. Insofar as the attached standard Rules and Regulations conflict with any of the terms and provisions of this Lease
                        Agreement, the terms and provisions of the Lease shall control.

                                DEFAULT OF LESSEE

REMEDIES OF LESSOR
FOR NON-COMPLIANCE      33.  In the event:  (a) the rent specified herein is not
                        paid at the time and place when and where due, (b) the premises shall be deserted or vacated, (c) the Lessee shall fail to comply with any term, provision, condition or covenant of this Lease, other than the payment of rent, or any of the rules and regulations now or hereafter established for the government of this building, or (d) any petition is filed by or against Lessee under any section or chapter of the National
                        Bankruptcy Act as amended, (e) Lessee shall become insolvent or make a transfer in fraud of creditors, (f)
                        Lessee shall make an assignment for benefit of creditors, (g) a receiver is appointed for a substantial part of the assets of Lessee, and Lessee does not cure such defaults, with the exception of rental default as provided for above, within thirty (30) days after notice to the Lessee of such failure to comply; and upon the occurrence of any one or more of the foregoing, Lessor shall have the option to proceed according to one or more of the following courses of action:

                        (a) Terminate this Lease, in which event Lessee shall
                            immediately surrender the leased premises to Lessor, but if Lessee shall fail to do so, Lessor may, without further notice and without prejudice to any other remedy Lessor may have for possession or arrearages in rent, enter upon the leased premises and expel or remove Lessee and its effects, by force if necessary, without being liable to prosecution or any claim for damages therefor; and Lessee agrees to indemnify Lessor for all loss and damage which Lessor may suffer by reason of such termination, whether through inability to re-let the leased premises, or through decrease in rent, or otherwise; and/or

                        (b) Declare the entire amount of the rent which would
                            become due and payable during the remainder of the term of this Lease to be due and payable immediately, in which event, Lessee agrees to pay the same at once, together with all rents theretofore due, at Lessor's address as provided herein; provided, however, that such payment shall not constitute a penalty or forfeiture or liquidated damages, but shall merely constitute payment in advance of the rent for the remainder of the said term. The acceptance of such payment by Lessor shall not constitute a waiver of any failure of Lessee thereafter occurring to comply with any term, provision, condition or covenant of this Lease; and/or

                        (c) Enter the leased premises as the agent of the
                            Lessee, by force if necessary, without being liable to prosecution or any claim for damages therefore, and re-let the leased premises as the agent of the Lessee, and receive the rent therefor, and the Lessee shall pay the Lessor any deficiency that may arise by reason of such re-letting on demand at the
                            office of the Lessor in          ; and/or

                        (d) As agent of the Lessee, do whatever the Lessee is
                            obligated to do by the provisions of this Lease and may enter the leased premises, by force if necessary, without being liable to prosecution or any claims for damages therefor, in order to accomplish this purpose. The Lessee agrees to reimburse the Lessor immediately upon demand for any expenses which the Lessor may incur in thus affecting compliance with this Lease on behalf of the Lessee, and the Lessee further agrees that the Lessor shall not be liable for any damages resulting to the Lessee from such action, whether caused by the negligence of the Lessor or otherwise.

                        Pursuit by Lessor of any of the foregoing remedies shall not preclude the pursuit of any of the other remedies herein provided or any other remedies provided by law.

                        No act or thing done by the Lessor or its agents during the term hereby granted shall be deemed an acceptance of a surrender of said leased premises, and no agreement to accept a surrender of said leased premises shall be valid unless the same be made in writing and subscribed by the Lessor. The mention in this Lease of any particular remedy shall not preclude the Lessor from any other remedy the Lessor might have, either in law or in equity, nor shall the waiver of or redress for any violation of any covenant or condition in this Lease contained or any of the rules and regulations set forth herein, or hereafter adopted by the Lessor, prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. In case it should be necessary or proper for Lessor to bring any action under this Lease, or to consult, or place said Lease or any amount payable by Lessee hereunder, with an attorney concerning or for the enforcement of any of the Lessor's rights hereunder, then Lessee agrees in each and any such case to pay to Lessor a reasonable attorney's fee. The receipt by the Lessor of rent with knowledge of the breach of any covenant in this Lease contained shall not be deemed a waiver of such breach. In the event of any default of Lessee as defined herein during the term of this Lease, or any renewal thereof, Lessor, in addition to but not in lieu of or in limitation of, any other right or remedy provided to Lessor under the terms of this Lease or otherwise, shall have the right to be immediately repaid by Lessee the unamortized amount of all sums expended by Lessor in connection with preparing or improving the leased premises to Lessee's specification, such payment to be in a principal amount equal to the unamortized outstanding balance of such sums on the date of said default, said unamortized outstanding balance to be determined by multiplying the amount of $______________, which was the amount expended by Lessor in preparing or improving the premises to Lessee's specifications, times a fraction, the numerator of which shall be the number of full calendar months remaining in the term from the date of said default and the denominator of which shall be the total number of full calendar months in the term. Lessee hereby promises to pay the unamortized outstanding balance calculated in accordance with this provision, together with interest on said amount at the rate of 8% per annum "add on," from after the date of default, on demand of Lessor.

EFFECT OF TERMINATION
OF LEASE 34. No termination of the Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Lessor's right to collect rent for the period prior to the termination thereof.

SERVICE OF NOTICE       35.  The Lessee hereby appoints as its agent to receive
                        the service of all dispossessory or distraint proceedings, legal notices and notices required under this Lease, the person in charge of said premises at the time, or occupying the premises, and if there is no person in charge or occupying the same, then such service or notice may be made by attaching the same on the main entrance to the premises.

                            MISCELLANEOUS PROVISIONS

SEVERABILITY            36.  If any clause or provision of this Lease contract
                        is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease contract that in lieu of each clause or provision of this Lease contract that is illegal, invalid or unenforceable, there be added as a part of this Lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable. If such invalidity is, in the sole determination of Lessor, essential to the rights of both parties, Lessor shall have the right to terminate this Lease on written notice to Lessee.

CUMULATIVE RIGHTS       37.  All rights, powers and privileges conferred
                        hereunder upon the parties hereto shall be cumulative but not restrictive to those given by law.

ATTORNEY'S FEES AND
HOMESTEAD               38.  If any rent owing under this Lease is collected by
                        or through an Attorney at Law, Lessee agrees to pay fifteen percent (15%) thereof as attorney's fees. Lessee waives all homestead rights and exemptions which it may have under any law as against any obligation owing under this Lease. Lessee hereby assigns to Lessor its homestead and exemption.

ENTIRE AGREEMENT        39.  This Lease contains the entire agreement of the
                        parties and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. No failure of the Lessor to exercise any power given the Lessor hereunder, or to insist upon strict compliance by the Lessee of any obligation hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of the Lessor's right to demand exact compliance with the terms hereof.

TIME OF ESSENCE         40.  Time is of the essence of this Agreement.

NO ESTATE IN LAND       41.  This contract shall create the relationship of
                        landlord and tenant between Lessor and Lessee; no estate shall pass out of Lessor; Lessee has only a usufruct, not subject to levy and sale, and not assignable by Lessee except by lessor's consent.

PARTIES 42. "Lessor" as used in this Lease shall include the first party, its successors and assigns entitled to the premises. "Lessee" shall include the second party, his heirs and representatives, successors and assigns and if this Lease shall be validly assigned or sub-let, shall include also Lessee's assignees or sub-lessees, as to the premises covered by such assignment or sub-lease. "Agent" shall include the third party, his successors, assigns, heirs and representatives. "Lessor," "Lessee," and "Agent" include male and female singular and plural, corporation, partnership or individual, as may fit the particular parties.

RELOCATION              43.  If the premises leased and occupied by Lessee under
                        this Agreement are less than 50% of a full floor, then
                        Lessor shall have the right to relocate the Lessee to space of equal or greater kind and quality, if necessary, in order to accommodate a tenant whose space requirements are equal to or exceed 50% of a full floor.
                        Said relocation shall be at the sole expense of Lessor, and no increase in rental shall result therefrom.

JUDICIAL
INTERPRETATION          44.  Should any of the provisions of this Lease
                        Agreement require judicial interpretation, it is agreed that the court interpreting or construing the same shall not apply a presumption that the terms of any such provision shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed most strictly against the party who itself or through its agent prepared the same, it being agreed that the agents of all parties have participated in the preparation of the special stipulations of this Agreement.

ESTOPPEL CERTIFICATES   45.  Within ten (10) days after request therefor by
                        Lessor or any mortgagee of the premises, Lessee agrees to execute and deliver, in recordable form, an estoppel certificate addressed to any mortgagee or proposed mortgagee or purchaser of the building or the complex In which the premises is situated, or any part thereof, or addressed to the Lessor, certifying (if such be the case) that this Lease is unmodified and in full force and effect (and if there have been any modifications, that the same is in full force and effect as modified and stating said modifications); that there are no defenses, defaults, or offsets against the enforcement of this Lease or stating those claimed by Lessee;
                        stating that rent has commenced to accrue, and that tenant has accepted and is occupying the leased premises; stating the date to which rentals and other charges are paid; and as to mortgagees or prospective mortgagees, agreeing that in the event the mortgagee becomes owner of the leased premises or exercises an assignment of rents granted mortgagee by the Lessor, the Lessee will accept and attorn to the mortgagee or to a party designed by said mortgagee as its direct tenant, and that the mortgagee will not be bound by or responsible for any rents paid in advance to Lessor or offsets against Tenant or any prior defaults of the Lessor and that thereafter all notices required or permitted under the Lease to be given to Lessor shall thereafter be given to said mortgagee. Such certificates shall also include such other information as may be reasonably required by any mortgagee.

FORCE MAJEURE           46.  Lessor and/or Lessee shall be excused for the
                        period of any delay and shall not be deemed in default with respect to the performance of any of the terms, covenants, and conditions of this Lease when prevented from so doing by a cause or causes beyond the Lessor's and/or Lessee's control, which shall include, without limitation, all labor disputes, governmental regulations or controls, fire or other casualty, inability to obtain any material or services, acts of God, or any other causes, not within the reasonable control of the Lessor and/or Lessee. This Paragraph 46 shall not apply to or modify Lessee's obligations under this Lease to make prompt payment to Lessor of the Base Rental and all other charges due hereunder.

CAPTIONS 47. The captions of each paragraph and heading hereof are added as a matter of convenience only and shall be considered to be of no effect in the construction of any provision or provisions of this Lease.

SPECIAL STIPULATIONS    48.  Insofar as the special stipulations (if any)
                        attached hereto and made a part hereof by this reference conflict with any of the foregoing provisions, the special stipulations shall control.

      IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals, in triplicate, as of the day and year first above written.




                                    "LESSOR":  P & T PROPERTIES, L.L.C.


                                    By:   /s/ Richard L. Prochnow         (SEAL)
                                       -----------------------------------
                                         Richard L. Prochnow

                                    (Title)  Manager
                                           -------------------------------------



                                    "LESSEE"  DIRECT SALES INTERNATIONAL, L.P.


                                    By:  /s/ Richard L. Prochnow          (SEAL)
                                       -----------------------------------
                                         Richard L. Prochnow

                                    (Title)  President
                                           -------------------------------------



                                    "AGENT"   n/a

                                    By:                                   (SEAL)
                                       -----------------------------------


                                    (Title)
                                           -------------------------------------

                              SPECIAL STIPULATIONS


Attached to Lease Agreement between P & T Properties, L.L.C. Lessor and Direct Sales International, L.P. as Lessee.

1. The Lessee has the right to renew this Lease for two additional five-year options at the rental rate in effect for the lease year in which the option becomes effective and escalations of Base Rental contemplated in item 7 of Lease shall continue in effect to increase rent to the extent of increases in the Consumer Price Index. Lessee must give Lessor six (6) months notice of termination or the option period will automatically be effective.

2. Parking spaces are four per 1,000 square feet of occupied space adjusted for partial 1,000's of square feet. Said parking to be designated on parking master plan attached to Lease.

                              RULES AND REGULATIONS

1. The sidewalks, entry passages, corridors, halls, elevators and stairways shall not be obstructed by tenants, or used by them for any purpose other than those of ingress and egress. The floors, and skylights and windows that reflect or admit light into any place in said building, shall not be covered or obstructed by tenants. The water closets and other water apparatus, shall not be used for any other purpose than those for which they were constructed and no sweepings, rubbish, or other obstructing substances shall be thrown therein. Any damage resulting to them, or to associated systems, from misuse, shall be borne by tenants who, or whose clerks, agents or servants, shall cause it.

2. No advertisement or other notice shall be inscribed, painted or affixed on any part of the outside or inside of said building, except upon the doors, and of such order, size and style, and at such places as shall be designated by lessor. Interior signs on doors will be supplied for tenants by Lessor, the cost of the signs to be charged to and paid for by tenants.

3. No tenant shall do or permit to be done in said premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on said building, or on property kept therein, or obstruct or interfere with the rights of other tenants or in any way injure or annoy them, or conflict with the laws relating to fires, or with the regulations of the Fire Department, or any part thereof, or conflict with any of the rules and ordinances of the Board of Health. Tenants, their clerks and servants, shall maintain order in the building, shall not make or permit any improper noise in the building or interfere in any way with other tenants or those having business with them. Nothing shall be thrown by tenants, their clerks or servants, out of the windows or doors, or down the passages or skylights of the building. No rooms shall be occupied or used as sleeping or lodging apartments at any time. No part of the building shall be used or in any way appropriated for gambling, immoral or other unlawful practices, and no intoxicating liquor or liquors shall be sold in said building.

4. Tenants shall not employ any persons other than the janitors of Lessor (who will be provided with pass-keys into the offices) for the purpose of cleaning or taking charge of said premises.

5. No animal, birds, bicycles or other vehicles, or other obstructions, shall be allowed in the offices, halls, corridors, elevators or elsewhere in the building.

6. All tenants and occupants shall observe strict care not to leave their windows open when it rains or snows and, for any fault or carelessness in any of these respects, shall make good any injury sustained by other tenants, and to Lessor for damage to paint, plastering or other parts of the building, resulting from such default or carelessness. No painting shall be done, nor shall any alterations be made to any part of the building by putting up or changing any partitions, doors or windows, nor shall there be any nailing, boring or screwing into the woodwork or plastering, nor shall any connection be made to the electric wires or gas or electric fixtures, without the consent in writing on each occasion of Lessor or its agents. All glass, locks and trimmings in or upon the doors and windows of the building shall be kept whole and, when any part thereof shall be broken, the same shall be immediately replaced or repaired and put in order under the direction and to the satisfaction of Lessor, or its agents, and shall be left whole and in good repair. Tenants shall not injure, overload or deface the building, the woodwork or the walls of the premises, nor carry on upon the premises any noisome, noxious, noisy or offensive business.

7. Not more than two keys for each office will be furnished without charge. No additional locks or latches shall be put upon any door without the written consent of Lessor. Tenants, at termination of their lease of the premises, shall return to lessor all keys to doors in the building and all plastic cards for parking and entry to building.

8. Lessor in all cases retains the power to prescribe the weight and position of iron safes or other heavy articles.

9. The use of burning fluid, camphene, alcohol, benzine, kerosene or anything, except gas or electricity for lighting said premises, is prohibited. No offensive gases or liquids will be permitted.

10. If tenants desire blinds or window covering of any kind over the windows, they must be of such shape, color and material as may be prescribed by Lessor, and shall be erected with lessor's consent and at the expense of said tenants. No awnings shall be placed on said building.

11. If tenants require wiring from a bell or buzz system, such wiring shall be done by the Electrician of the Building only, and no outside wiring men shall be allowed to do work of this kind unless by the written permission of Lessor, or its representatives. if telegraphic or telephonic service is desired, the wiring for same shall be done as directed by the Electrician of the Building or by some other employee of Lessor who may be instructed by the Superintendent of the Building to supervise same, and no boring or cutting for wiring shall be done unless approved by Lessor or its representatives, as stated. The electric current shall not be used for power or heating unless written permission to do so shall first have been obtained from Lessor, or its representative in writing and at an agreed cost to tenants.

12. Tenants and occupants shall observe and obey all parking and traffic regulations as imposed by Lessor on the premises. Lessor in all cases retains the power to designate "no parking" zones, traffic right-of-ways, and general parking area procedures. Failure of Lessee to comply will constitute a violation of the Lease.